UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): September 9,  2020 GRAYBAR ELECTRIC COMPANY, INC.

(Exact Name of Registrant as specified in Charter)

New York

(State or other jurisdiction of incorporation)

000-00255

(Commission File Number)

13-0794380

(I.R.S. Employer Identification No.)

34 North Meramec Avenue St. Louis, MO 63105

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)On September 9,  2020, the Board of Directors of Graybar Electric Company, Inc. (the “Company”) elected Dennis E. DeSousa,  Senior Vice President – General Manager, as a director to fill an existing vacancy on the Company’s Board of Directors, effective immediately.

A copy of the September 10, 2020 press release announcing Mr. DeSousa’s election is attached hereto as Exhibit 99.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

(99) Press release dated September 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYBAR ELECTRIC COMPANY, INC.

Date: September 10, 2020

By: /s/  Matthew W. Geekie

Matthew W. Geekie

Senior Vice President, Secretary & General Counsel